J.P. MORGAN INCOME FUNDS

JPMorgan Corporate Bond Fund

(the "Fund")

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 22, 2020 to the Prospectuses and

Statement of Additional Information dated July 1, 2019, as supplemented

Effective immediately, the following paragraph is inserted as the penultimate paragraph under the

"More About the Funds – Corporate Bond Fund" section of the Prospectuses:

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular asset classes including corporate bonds. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The Fund will limit its investments in a single non- affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF's underlying portfolio. Investments in ETFs are not a principal investment strategy of the Fund.

In addition, the section on "Exchange Traded Funds ("ETFs")" in the "Investment Practices" chart in the Fund's prospectuses is hereby revised to reflect that the Fund (designated as the Fund Code 3 in the table) may invest in ETFs.

Instrument	Fund Code	Risk Types
Exchange Traded Funds (ETFs):	1 -3, 5, 7, 9-18	Investment Company
Ownership interest in unit		Market
investment trusts, depositary
receipts, and other pooled
investment vehicles that hold a
portfolio of securities or stocks
designed to track the price
performance and dividend yield
of a particular broad-based,
sector or international index.
ETFs include a wide range of
investments such as iShares,
Standard & Poor's Depositary
Receipts (SPDRs) and NASDAQ
100s.
SUP-CB-420

In addition, the section on "Exchange Traded Funds ("ETFs")" in the "Investment Practices" chart in Part I of the Fund's Statement of Additional Information is hereby revised to reflect that the Fund (designated as the Fund Code 3 in the table) may invest in ETFs.

Instrument	Fund Code	Part II Section Reference
Exchange Traded Funds	1 -3, 5, 7, 9-18	Investment Company Securities
("ETFs"): Ownership interest in		and Exchange Traded Funds
unit investment trusts,
depositary receipts, and other
pooled investment vehicles that
hold a portfolio of securities or
stocks designed to track the
price performance and dividend
yield of a particular broad-
based, sector or international
index. ETFs include a wide range
of investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE